UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 8, 2017)

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)		89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders.

Signatures

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2017, Ormat Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which the Company’s stockholders approved the following proposals: (1) the re-election of Stanley B. Stern, David Granot and Robert E. Joyal to the Company’s Board of Directors; (2) ratification of the appointment of PricewaterhouseCoopers LLP to act as the Company’s independent auditors for the fiscal year ending December 31, 2017; (3) approval of the compensation of the Company’s named executive officers on an advisory basis; and (4) adoption of the Company’s Third Amended and Restated Certificate of Incorporation. The Company’s stockholders also approved, on an advisory basis, every one year as the frequency with which the Company should hold its advisory vote to approve the executive compensation of its named executive officers.

The results of the votes were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Director Stanley Stern	36,623,154	2,970,884	17,722	999,577
Election of Director David Granot	39,185,432	408,554	17,773
Election of Director Robert E. Joyal	39,186,646	407,291	17,823

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of PricewaterhouseCoopers LLP	40,005,880	269,590	335,780	86

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval, on an advisory basis, of the compensation of the Company’s named executive officers	32,513,228	7,033,748	64,783	999,577

Proposal	Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
Recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation	30,573,061	11,711	8,924,712	102,362	999,491

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adopt the Third Amendment and Restated Certificate of Incorporation	37,802,886	1,706,519	102,355	999,577

In light of the Company’s stockholders’ approval at the Annual Meeting of Stockholders of every one year as the frequency with which the Company should hold its advisory vote to approve the executive compensation of its named executive officers, the Company, following the recommendation of its stockholders, has decided to hold the advisory vote on the compensation of its named executive officers every one year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ormat Technologies, Inc.

	By:	/s/ Isaac Angel
Name: Isaac Angel
Title: Chief Executive Officer

Date: May 10, 2017

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